UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934
        Date of Report (Date of earliest event reported): April 25, 2006

                        Commission File Number: 000-23575


                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

              California                                77-0446957
     (State or other jurisdiction                    (I.R.S. Employer
   of incorporation or organization)                Identification No.)


              445 Pine Avenue, Goleta, California         93117
            (Address of principal executive offices)   (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2006 the Company issued a press release announcing financial results for the quarter ended March 31, 2006 and a $0.06 per share dividend.
The dividend will be paid on May 19, 2006 to shareholders of record at the close of business May 5, 2006. A copy of the press release is attached as Exhibit
99.1 to this current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements. - not applicable
(b) Pro forma financial statements. - not applicable
(c) The following exhibit is being furnished herewith:

99.1 Press release dated April 25, 2006, entitled "Community West Bancshares Reports Net Income of $1,259,000 for 2006 Q1 an Increase of 29%"

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2006     COMMUNITY WEST BANCSHARES

      By: /s/Charles G. Baltuskonis
          -------------------------
        Charles G. Baltuskonis
        Executive Vice President and
        Chief Financial Officer